MARCH 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD DIVIDEND AND GROWTH FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

AND

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020

This Supplement contains new and additional information regarding The Hartford Dividend and Growth Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Mark E. Vincent has announced his plans to leave Wellington Management Company LLP. Effective immediately, he will no longer serve as a portfolio manager to The Hartford Dividend and Growth Fund. Accordingly, all references to Mark E. Vincent in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety effective immediately.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7521	March 2020